Exhibit 99.1

News For Immediate Release

Amplify Energy Announces Shareholder Approval of Merger with Midstates

HOUSTON, August 2, 2019—Amplify Energy Corp. (OTCQX: AMPY) (“Amplify” or the “Company”) and Midstates Petroleum Company, Inc. (NYSE: MPO) (“Midstates”) announced that the proposals necessary for the companies’ previously announced all-stock, merger-of equals transaction were approved today by Amplify’s stockholders at the Amplify special meeting and by Midstates’ stockholders at the Midstates annual meeting.

The transaction is expected to close on August 6, 2019, subject to satisfaction of remaining customary closing conditions. Amplify stockholders will receive 0.933 shares of Midstates common stock for each share of Amplify common stock. Upon completion of the merger, current Midstates stockholders, collectively, and current Amplify stockholders, collectively, will each own approximately 50% of the outstanding common stock of the combined company.

The combined company will retain the name Amplify Energy Corp. and will remain headquartered in Houston. Amplify’s President and Chief Executive Officer, Ken Mariani, will continue to lead the combined company and the new Board of Directors will include members who currently serve on the Amplify and Midstates Boards.

Amplify will issue a press release and an updated investor presentation on August 6, 2019, which will include pro-forma guidance and return of capital plans for the merged company. Amplify will also conduct a conference call on August 6, 2019 to further discuss the combined company and address investor questions.

About Amplify

Amplify Energy Corp. is an independent oil and natural gas company engaged in the acquisition, development, exploration and production of oil and natural gas properties. The Company’s operations are focused in the Rockies, offshore California, East Texas / North Louisiana and South Texas. For more information, visit www.amplifyenergy.com.

About Midstates

Midstates Petroleum Company, Inc. is an independent exploration and production company focused on the application of modern drilling and completion techniques in oil- and liquids-rich basins in the onshore U.S. Midstates’ operations are currently focused on oilfields in the Mississippian Lime play in Oklahoma. For more information, visit www.midstatespetroleum.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Amplify expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “will,” “would,” “should,” “could,” “expect,” “anticipate,” “plan,” “project,” “intend,” “estimate,” “believe,” “target,” “continue,” “potential,” the negative of such terms or other comparable terminology are intended to identify forward-looking statements. Amplify believes that these statements are based on reasonable assumptions, but such assumptions may prove to be inaccurate. Such statements are also subject to a number of risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Amplify, which may cause Amplify’s actual results to differ materially from those implied or expressed by the forward-looking statements. Please read the Company’s filings with the Securities and Exchange Commission, including “Risk Factors” in its Annual Report on Form 10-K, and if applicable, its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other public filings and press releases for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. All forward-looking statements speak only as of the date of this press release. All forward-looking statements in this press release are qualified in their entirety by these cautionary statements. Amplify undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Contacts

Martyn Willsher – Chief Financial Officer

(713) 588-8346

martyn.willsher@amplifyenergy.com

Eric Chang – Treasurer

(713) 588-8349

eric.chang@amplifyenergy.com

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